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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                     The Securities and Exchange Act of 1934


                                 Date of Report:
                                 March 18, 2002
                        (Date of Earliest Event Reported)


                              SIMON WORLDWIDE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


        0-21878                                          04-3081657
(Commission File Number)                    (I.R.S. Employer Identification No.)


                    101 EDGEWATER DRIVE, WAKEFIELD, MA 01880
              and 1900 AVENUE OF THE STARS, LOS ANGELES, CA 90067
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (310) 553-4460
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.       OTHER EVENTS

     On March 25, 2002 the registrant issued a press release, attached hereto as
EXHIBIT 99.1, in connection with the resignation of the registrant's Chief Executive Officer, Allan I. Brown, pursuant to a Termination, Severance and General Release Agreement, attached hereto as EXHIBIT 99.2.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT 99.1: PRESS RELEASE.

EXHIBIT 99.2: TERMINATION, SEVERANCE AND GENERAL RELEASE AGREEMENT


SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

                                               SIMON WORLDWIDE, INC.


Date: March 27 , 2002                          By: /s/ J. Anthony Kouba
                                                  ------------------------------
                                                   Name:  J. Anthony Kouba
                                                   Director